Taxes	12 Months Ended
Dec. 31, 2025
Taxes [Abstract]
Taxes	Taxes
25.1 Recoverable taxes
Recoverable taxes are mainly the result of higher interim payments of value added tax and income tax in Mexico during 2025 compared to the current year's provision, which will be offset in future years. Operations in Guatemala, Panama, Nicaragua, and Colombia are subject to a minimum tax. In Guatemala and Colombia, this tax is recoverable only under certain circumstances. Guatemala's tax base is determined by considering the greater of total assets and net income; in Colombia, the taxable base is stockholders' equity.
25.2 Taxation of beverages
As of December 31, 2025, all the countries where the Company operates, with the exception of Panama, impose value-added tax on the sale of carbonated beverages, with a rate of 16.0% in Mexico, 12.0% in Guatemala, 15.0% in Nicaragua, 13.0% in Costa Rica, 19.0% in Colombia, 21.0% in Argentina, 22.0% in Uruguay, and in Brazil 16.0% in the state of Rio de Janeiro, 17.0% in the state of Santa Catarina, 18.0% in the states of São Paulo, Minas Gerais, Rio Grande do Soul and Paraná, 19.0% in the state of Goiás and 20.0% in the state of Mato Grosso do Sul. The states of Rio de Janeiro, Goiás, Minas Gerais and Paraná also charge an additional 2.0% on sales as a contribution to a poverty eradication fund. In Brazil, the value-added tax is grossed up and added, along with federal sales tax, at the taxable basis. In addition, we are responsible for charging and collecting the value-added tax from each of our retailers in Brazil, based on average retail prices for each state where the Company operates, defined primarily through a survey conducted by the government of each state, which for us amounted to an average taxation of approximately 17.0% over net sales in 2025.
Several of the countries in which the Company operates impose excise or other taxes, as follows:
•Mexico imposes an excise tax on the production, sale and import of beverages with added sugar and HFCS, which from January 1, 2025 to December 31, 2025 was Ps. 1.6451 per liter. This excise tax is applied only to the first sale, and we are responsible for charging and collecting it. As of January 1, 2026, the excise tax increased to Ps. 3.0818 per liter for beverages with added sugar and HFCS, and a new excise tax of Ps. 1.50 per liter came into effect for beverages containing non-caloric sweeteners. These excise tax rates will be in effect until December 31, 2026, and will thereafter be subject to an annual increase based on the previous year’s inflation rate.
•Guatemala imposes an excise tax of 18 cents in Guatemalan quetzales (Ps. 0.42 as of December 31, 2025) per liter of carbonated beverage, 0.8 Guatemalan quetzales (Ps. 0.21 as of December 31, 2025) per liter of water, 0.12 Guatemalan quetzales (Ps. 0.31 as of December 31, 2025) per liter of isotonic beverages and 0.10 Guatemalan quetzales (Ps. 0.26 as of December 31, 2025) per liter of juice.
•Costa Rica imposes a specific tax on non-alcoholic carbonated bottled beverages based on the combination of packaging and flavor, currently assessed at 20.99 Costa Rican colones (Ps. 0.75 as of December 31, 2025) per 250 milliliters, an excise tax (which is a contribution to the National Institute of Rural Development (Instituto Nacional de Desarrollo Rural)) currently assessed at 7.18 Costa Rican colones (approximately Ps. 0.26 as of December 31, 2025) per 250 milliliters, and a specific tax of 15.57 Costa Rican colones (Ps. 0.56 as of December 31, 2025) per 250 milliliters of non-carbonated beverages.
•Nicaragua imposes a 15.0% tax on beverages, except for water, and municipalities impose a 1.0% tax on our Nicaraguan gross sales.
•Panama imposes an excise tax of 7.0% on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 milliliters, and a 10.0% tax on syrups, powders and concentrate used to produce sugary drinks. In addition, Panama imposes an excise tax of 5.0% on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 milliliters, whether imported or produced locally. Beverages derived from dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.
•Argentina imposes an excise tax of 8.7% on carbonated beverages containing less than 5.0% lemon juice or less than 10.0% fruit juice, and an excise tax of 4.2% on carbonated water and flavored carbonated beverages with 10.0% or more fruit juice content, although this excise tax is not applicable to some of our products.
•Brazil assesses an average production excise tax of approximately 2.6% and an average sales tax of approximately 12.0% over net sales. These production and sales taxes apply only to the first sale, and we are responsible for charging and collecting these taxes from each of our retailers, with the exception of sales to wholesalers, which are entitled to recover the sales tax, and charge and collect it again upon the resale of our products to final retailers. Federal production and sales taxes together resulted in an average of 14.6% tax over net sales in 2024 and 2025.
•Colombia’s municipalities impose a sales tax that varies between 0.35% and 1.3% of net sales. From January 1, 2025 to December 31, 2025, the excise tax for beverages with 6 to 10 grams of added sugar per 100 milliliters was 38 Colombian pesos (approximately Ps. 0.13 as of December 31, 2025) and the excise tax for beverages with more than 10 grams of added sugar per 100 milliliters was 65 Colombian pesos (approximately Ps. 0.26 as of December 31, 2025). From January 1, 2026 to December 31, 2026, the excise tax has increased to 40 Colombian pesos (approximately Ps. 0.18 as of December 31, 2025) for beverages that contain 5 to 9 grams of added sugar per 100 milliliters, and to 68 Colombian pesos (approximately Ps. 0.31 as of December 31, 2025) for beverages with more than 9 grams of added sugar per 100 milliliters.
•Uruguay imposes an excise tax of 19.0% on carbonated beverages, an excise tax of 12.0% on fruit juice-based beverages with at least 10.0% natural fruit juice content (or at least 5.0% natural fruit juice content in the case of lemon), and an excise tax of 8.0% on carbonated water and still water.
25.3 Tax reforms
Mexico
A new tax reform applicable to fiscal year 2026 was enacted in Mexico during December 2025. The main considerations that are relevant for the Company are the following:
•As of January 1, 2026, the special tax applicable to the production, sale and import of beverages with added sugar and HFCS is increased to Ps. 3.0818 per liter, Additionally, a new fee of Ps. 1.50 per liter was established for beverages containing non-caloric sweeteners. These excise tax rates will be in effect until December 31, 2026, and will thereafter be subject to an annual increase based on the previous year’s inflation rate.
•Elimination of the exemption of securing tax claims when taxpayers file an Administrative Appeal (Recurso de Revocación) before the tax authorities.
•As a transitional measure applicable to fiscal year 2026, a six-month period is granted for the resolution of such appeals without the obligation to provide a guarantee. If the appeal is not resolved within this timeframe, taxpayers must secure the tax claim pursuant to the statutory order of priority and rules discussed above. This transitional measure is subject to renewal on an annual basis.
•Mexican tax authorities have expanded their enforcement powers to conduct specific tax audits targeting taxpayers that issue electronic tax invoices without the support of valid and legally substantiated transactions. If tax authorities determine that a taxpayer has engaged in such practices, the electronic tax invoices issued by that taxpayer may be deemed invalid, which could result in significant consequences, such as limitations to issuing invoices, restrictions on the ability to comply with certain tax obligations, and potential criminal exposure for both the issuer and, in certain circumstances, the recipients of such invoices.
•Tax authorities may publicly disclose on their official website a list of taxpayers identified as issuers of invalid or non-existent transaction invoices. Recipients of invoices issued by taxpayers included on such list are required to reverse or cancel any tax benefits derived from those invoices within 30 calendar days following the public disclosure, regardless of whether the recipient holds documentation purporting to support a legitimate transaction. Failure to comply with these requirements may result in temporary restrictions on invoicing activities, denial of access to certain tax procedures, and the initiation of additional administrative audits or inspections.
•In addition, Mexican tax authorities may temporarily restrict a taxpayer’s ability to issue electronic tax invoices when (i) the taxpayer has a final and non-appealable tax liability that has not been fully paid (including its related surcharges and penalties), and (ii) the aggregate amount of the electronic tax invoices issued by such taxpayer during the immediately preceding fiscal year, exceeds four times the historical amount of such unpaid tax liability.
Colombia
In 2023, a tax reform that was approved in December 2022 began to apply in Colombia. The main provisions of the reform are the following:
•Introduction of an excise duty on beverages with added sugar based on the following timetable:
◦From November 1, 2023 to December 31, 2023, a tax of 18 Colombian pesos (approximately Ps. 0.09 as of December 31, 2023) was applied to beverages containing 6 to 10 grams of added sugar per 100 ml and a tax of 35 Colombian pesos (approximately Ps. 0.17 as of December 31, 2024) was applied to beverages with more than 10 grams of added sugar per 100 ml;
◦From January 1, 2024 to December 31, 2024, a tax of 28 Colombian pesos (approximately Ps. 0.13 to December 31, 2024) was applied to beverages containing 6 to 10 grams of added sugar per 100 ml and a tax of 55 Colombian pesos (approximately Ps. 0.26 as of December 31, 2024) was applied to beverages with more than 10 grams of added sugar per 100 ml; and
◦From January 1, 2025 to December 31, 2025, a tax of 38 Colombian pesos (approximately Ps. 0.18 as of December 31, 2024) will apply to beverages containing between 5 grams and 9 grams of added sugar per 100 ml and a tax of 65 Colombian pesos (approximately Ps. 0.31 as of December 31, 2024) will apply to beverages with more than 9 grams of added sugar per 100 ml.
◦From January 1, 2026 to December 31, 2026, a tax of 40 Colombian pesos (approximately Ps. 0.20 to December 31, 2025) will apply for beverages containing between 5 grams to 9 grams of added sugar per 100 ml and a tax of 68 Colombian pesos (approximately Ps. 0.34 as of December 31, 2025) will apply for beverages with more than 9 grams of added sugar per 100 ml. This tax will be adjusted annually according to the same percentage used to update the Tax Value Unit (UVT). For 2026, the UVT is COP$52,374 (approximately Ps. 258.59 as of December 31, 2025)
◦Ultra-processed foods: 10% (2023) on the value of the product, 15% (2024), 20% (2025 onwards) on the value of products high in added sugars, sodium or saturated fats.
•Introduction of a tax on single-use plastics, with a rate of 0.00005 on one “Tax Value Unit” per gram of plastic. One Tax Value Unit is equivalent to 47,065 Colombian pesos (approximately Ps. 225.91 as of December 31, 2024). This new tax is applicable to our products that are not considered part of the basic shopping basket. However, this tax can be waived with a circular economy certification that will be issued in case recycled resin is incorporated into the packaging. In 2023, the Constitutional Court of Colombia issued a resolution (Resolution C-526/23) requiring that the producer of single-use plastics be responsible for the payment of this tax.
•Increase in the income tax rate as of January 1, 2023, from 20.0% to 35.0%, on taxable income obtained from free zones within Colombia. This change will take effect on January 1, 2026 if a free zone company has a revenue increase of 60.0% in 2022 compared to 2019. However, the Constitutional Court of Colombia ruled that this law will not apply to entities that obtained approval to be considered a free zone company prior to December 13, 2022 as is the case of our Colombian subsidiary.
•Elimination of the possibility of offsetting municipal sales taxes against income tax.
•Increase in the occasional income tax rate from 10.0% to 15.0% applicable to sales of fixed assets and introduction of a stamp duty at a rate between 0.0% and 3.0%, on the sale price of real estate and other assets.
•Introduction of a minimum income tax rate of 15.0%, which must be calculated on the basis of adjusted financial profit or “adjusted income.” For entities that are required to calculate such minimum income tax, if such calculation results in a tax greater than 15.0%, such entity shall pay only the regular rate of income tax and if the result is less than 15.0%, such entity shall pay an additional amount to reach the rate of 15.0%.
In February 2025, the Colombian government issued a decree containing temporary tax measures applicable from February 22, 2025 to December 31, 2025. Such decree imposes a stamp tax rate of 1.0% for public and private documents exceeding 6,000 Tax Value Units (approximately Ps. 1,434,211.20 as of December 31, 2024) that are subscribed, modified or extended and are granted or accepted in Colombia, or granted abroad but executed with Colombian jurisdiction. This tax is no longer applicable as of January 1, 2026.
In February 2026, the Colombian government issued a decree containing temporary tax measures applicable from January 1 to December 31, 2026. Such decree introduced, among other provisions, a net wealth tax (impuesto de patrimonio) that took effect as of March 31, 2026. The tax is assessed based on an entity’s equity and is subject to a rate of 0.5%; the payment may be made in two installments of 50.0% each, due in April and May.
Costa Rica
On January 1, 2023, a tax reform became effective that reintroduced the standard debt and credit system for producers, wholesalers and retailers at a tax rate of 13.0%. Further, whereas producer and importers were previously responsible for collecting value-added taxes on carbonated beverages from supply chain participants, following this reform,wholesalers and retailers assume their own collections obligations. Accordingly, Coca-Cola FEMSA's Costa Rican subsidiary is no longer responsible for collecting such tax throughout the entire supply chain.
Brazil
In early 2017, Brazil’s Federal Supreme Court ruled that value-added tax should not be used as a basis for calculating federal sales tax, resulting in a reduction of federal sales tax. Our subsidiaries in Brazil initiated legal proceedings to confirm their right to calculate federal sales tax without using value-added tax as a basis, in accordance with the initial ruling of the Supreme Court, obtaining a final favorable resolution in 2019. However, Brazilian tax authorities appealed the decision, and their appeal was rejected in May 2021. Under the favorable 2019 resolution, federal sales and production taxes resulted in an average of 14.6% on net sales in 2024 and 2025.
As of December 31, 2025, Brazil imposes a value-added tax on the sale of sparkling beverages of 16.0% in the state of Rio de Janeiro, 17.0% in the state of Santa Catarina, 18.0% in the states of São Paulo, Minas Gerais, Rio Grande do Sul and Parana, 19.0% in the state of Goias and 20.0% in the state of Mato Grosso do Sul. The states of Rio de Janeiro, Goias, Minas Gerais and Parana also charge an additional 2.0% on sales as a contribution to a poverty eradication fund. In Brazil, the value-added tax is grossed-up and added, along with federal sales tax, at the taxable basis. In addition, Coca-Cola FEMSA is responsible for charging and collecting the value-added tax from each of its retailers in Brazil, based on average retail prices for each state where it operates, defined primarily through a survey conducted by the government of each state, which for Coca-Cola FEMSA amounted to an average taxation of approximately 17.0% over net sales in 2025.
In December 2023, the Brazilian government published an interim measure establishing the amount of tax credits subject to a final and unrepealable judicial decision, pursuant to which any credit exceeding 10 million Brazilian reais (approximately Ps.33.7 million as of December 31, 2024) can only be applied on a monthly basis up to 1/60 of the total value of the tax credit.
Furthermore, in December 2023, the Brazilian government published a constitutional amendment enacting a broad tax reform that will replace the current indirect tax system in Brazil with a new system to be phased in starting on January 1, 2026 and fully adopted by 2033. The municipal service tax, state value-added tax and federal sales tax will be replaced by a dual value-added tax, composed of the federal “CBS” and the state and municipal “IBS.”This dual value-added tax will apply to all tangible and intangible goods, rights and services and will be calculated based on the amount charged at the location where goods are consumed or the rights or services are provided. The system will be non-cumulative, allowing tax credits from previous transactions. Initially, there will be a standard rate for all goods and services, with reductions ranging from 100.0% to a 30.0% discount for sectors such as education, health, public transportation and food products. Federal, state and municipal governments may define specific rates, and the final rate will be the sum of the IBS and CBS rates.
On January 1, 2024, new transfer pricing rules that were previously published in December 2022, and relevant guidelines required to comply with such rules, became effective. These rules aim to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Cooperation and Development (the “OECD”).
On January 1, 2024, a law published in December 2023 became effective, establishing that any subsidies granted by municipalities or the states should be taxed by the income tax and social contribution at the combined tax rate of 34.0% and will be subject to other contributions at a combined tax rate of 9.25%. In addition, the law establishes that federal Brazilian government will grant an income tax credit of 25.0% on the municipality or state subsidy, limited to the lower of (i) 25.0% of the tax benefit itself or (ii) 25.0% of the depreciation of such assets applied on approved development or expansion projects which caused such subsidy, provided that certain conditions are met. In response to a legal action initiated by Coca-Cola FEMSA's Brazilian subsidiary, a federal court issued a favorable ruling excluding tax incentives recorded as capital reserves from the taxable base established by the new legislation.
In December 2024, Congress approved the complementary law establishing the foundation of the new regulations, which was approved by the President of Brazil in January 2025. The reform also includes the creation of a Selective Tax (“IS”) on products such as sugary beverages starting in 2027. This tax will be single-phase (charged only once), will not generate tax credits, and will be included in the tax base of other levies. The federal production and sales tax will be reduced to zero, except for products from the Manaus Free Trade Zone, which has remained at a rate of 8.0% since May 2022.Further regulations detailing the dual value-added tax and IS will be issued, however as of the date of his annual report, neither rate has been defined. Additionally, the reform establishes five-year reviews of the combined CBS and IBS rates. If the total exceeds 26.5%, the government must propose a reduction to Congress.
In December 2024, the Brazilian government published a law , which established the Additional Social Contribution on Net Profit (“Additional CSLL”) and introduced the Qualifsied Minimum Domestic Complementary Tax (“QDMTT”) method, in alignment with the OECD Pillar Two rule. This Additional CSLL aims to guarantee a minimum taxation of
15% for large multinational groups and began applying in January 2025, with the first payment to be made in 2026. As of the date of this annual report, is not expected to be applicable to Coca-Cola FEMSA's Brazilian subsidiary. However, the legislation requires an annual assessment to determine its applicability in future periods
In June 2025, a new decree related to the Financial Transaction Tax (“IOF”) was enacted in Brazil. The decree increased the IOF rate applicable to foreign exchange, credit, cross-border payments, remittances and other financial transactions to rates of up to 3.5%, depending on the nature of the transaction.
In November 2025, the Brazilian government enacted new tax legislation requiring Brazilian legal entities to withhold income tax on certain dividend distributions commencing on January 1, 2026. Dividends paid to non-resident shareholders and certain resident individuals will be subject to a 10.0% withholding income tax upon payment, crediting, delivery, employment or remittance. The legislation provides for a transitional regime pursuant to which dividends related to profits accrued and formally approved for distribution on or before December 31, 2025 will remain exempt of such withholding, provided that such dividends are paid, credited, delivered, employed and remitted no later than December 31, 2028.
From January 1, 2026, dividend distributions made by Brazilian legal entities will be subject to an ISR withholding of 10%, except on accumulated earnings available as of December 31, 2025 as long as they are distributed or used before December 31, 2028.
Argentina
In December 2023, the Argentine government issued an executive decree (Decree 29/2023) that increased the Program for an Inclusive and Supportive Argentina (“PAIS”) tax rate to 17.5%. This tax was in effect for five fiscal periods, from December 2019 to December 2024, and as of the date of this report it has not been renewed by the Argentine government.
Chile
On October 24, 2024, Law No. 21,713 was enacted, establishing rules to ensure compliance with tax obligations within the pact for economic growth, social progress and fiscal responsibility, reforming tax legislation in several aspects. The main modifications included:
•Modifications to the power of the Internal Revenue Service (“SII”) to assess the price or value assigned to the object of a sale or service, establishing a concept of “market value.” In addition, the concept of “legitimate business reason” is defined, considering that the appraisal power does not apply to the contributions of assets made in the context of a business group reorganization, provided that a series of copulative requirements are met and the operation has a legitimate business reason.
•Changes in the procedure and application of the General Anti-Avoidance Rule (“NGA”). An Executive Committee was created to evaluate the implementation of the NGA and to make recommendations to the director of the SII on its implementation.
•New rule to set an interest rate applicable to taxes paid after the deadline of 1.5% per month (18% per annum) that accrues on taxes paid after the applicable deadline. This default interest accrues and is calculated for each day of delay.
•Creation of the figure of the “anonymous whistleblower” as a collaborator in the investigation of tax crimes. Individuals who voluntarily collaborate with investigations of facts constituting tax crimes, provided that they meet certain requirements, will be entitled to receive 10% of the fine applied as a result of their collaboration.
•Audit of business groups by the SII, with effect for all the entities that make up such group.
•Change in the relationship rule to establish the control of entities under the Controlled Foreign Corporation, on the recognition of passive income abroad.
•Transitory tax amnesty to declare capital and income abroad, which establishes a single tax of 12% for taxpayers domiciled or resident in Chile, established or incorporated in the country prior to January 1, 2023, with respect to assets and income that are abroad but which, when having been subject to taxes in Chile, had not been duly declared or taxed.
•Incorporation of digital platforms as VAT taxpayers, assimilating them to digital service providers and subjecting them to the simplified taxation regime.
Ecuador
Due to recent developments in Ecuador regarding insecurity, the government decreed the payment of a temporary contribution for the years 2024 and 2025, equivalent to 3.25% of the income tax base for the fiscal year 2022. Similarly, to finance measures to address the country’s internal conflict, the government decreed an increase in the VAT from 12.0% to 15.0%.
The profit attributable to new investments made during 2024 and 2023 can benefit from a 3.0% or 5.0% decrease in the calculation of income tax. Since 2024, a self-withholding regime (advance income tax) was established for large taxpayers where rates of between 1.25% and 2.25% of total sales were established for the pharmaceutical retail sector. The year 2025 closed with a rate of 1.25% of total sales as an advance payment for this concept.
Since 2025, the general rate of the Foreign Exchange Exit Tax ("ISD") is 5%, however, by presidential decree the differentiated rate of 2.5% and 0% is established for the payment of imports of certain types of productive goods and pharmaceutical products, as established by the corresponding ministry of state.
As of 2025, the government ordered the payment of a percentage between 0.75% and 2.5% on account of the amount of undistributed profits that an entity registers as of July 31 of each year. This value may be considered a tax credit under certain conditions or may be converted into final tax.
As for the distribution of profits to non-resident shareholders in Ecuador, by Ecuadorian companies, since September 2025 it is directly subject to the 10% rate.
Uruguay
In December 2025, the Global Domestic Minimum Tax (IMGD) was created, aligned with Pillar 2 of the OECD. The IMGD applies when the effective ISR rate is less than 15%. Although it does not currently apply to the Company, it must be evaluated annually.
Although the company maintains operations in Uruguay under the Free Trade Zone regime, which grants it a statutory exemption from National taxes, the global minimum tax (Pillar 2) would not be applicable. However, this position is subject to the condition that no other entity of the economic group must integrate said tax in a foreign jurisdiction, thus avoiding the activation of the global tax liability rules.
Germany
In July 2025, the German government enacted the Act for a Tax-Based Immediate Investment Programme to Strengthen Germany as a Business Location (Gesetz für ein steuerliches Investitionssofortprogramm zur Stärkung des Wirtschaftsstandorts Deutschland), which includes a gradual reduction of the federal corporate income tax rate from 15% to 10%. The reduction will be implemented in annual steps of one percentage point beginning in the 2028 tax period and reaching the final rate of 10% in 2032.
In accordance with IAS 12, the Company assessed the impact of the enacted tax rate changes on the measurement of current and deferred taxes. Based on this assessment, the effect of the corporate income tax reduction on the Company’s financial statements is not material for the reporting period.
25.4 Taxation
The following summary contains a description of certain U.S. federal income and Mexican federal tax consequences of the purchase, ownership, and disposition of our units or American Depositary Shares (“ADS”) by an owner who is a citizen or resident of the United States, a U.S. domestic corporation, or a person or entity that will otherwise be subject to federal income tax based on net revenue with respect to units or ADSs. which we refer to as a U.S. holder, but is not intended to be a description of all possible tax considerations that may be relevant to a decision to purchase, hold, or dispose of the units or ADSs. In particular, this discussion does not address all Mexican or U.S. federal income tax considerations that may be relevant to a particular investor, nor does it address the special tax rules applicable to certain categories of investors, such as banks, intermediaries, merchants who choose market value, tax-exempt entities, insurance companies, certain short-term holders of units or ADSs, or investors who own the units or ADSs as part of a hedging, conversion, or integrated transaction, partnerships or partners therein, nonresident foreign individuals present in the United States for 183 days or more, or investors who have a “functional currency” other than the U.S. dollar. U.S. holders should be aware that the tax consequences of owning units or ADSs may be substantially different for the investors described in the previous sentence. This summary deals only with U.S. holders who will hold the units or ADSs as equity assets and does not address the tax treatment of a U.S. holder who owns or is treated as owning 10.0% or more of the shares by vote or security (including units) of our company.
This summary is based on the federal tax laws of the United States and Mexico in effect as of the date of this annual report, including the provisions of the U.S.-Mexico income tax treaty and its protocols, or the Tax Treaty, which are subject to change. The summary does not address any tax consequences under the laws of any state or municipality in Mexico or the United States, or the laws of any tax jurisdiction other than the federal laws of Mexico and the United States. Holders of the units or ADSs should consult their tax advisors regarding the U.S., Mexican or other tax consequences of the purchase, ownership and disposition of units or ADSs, including, in particular, the effect of any foreign, state or local tax laws.
Mexican Taxation
For purposes of this summary, the term “nonresident holder” means a holder who is not a resident of Mexico and who does not own the units or ADSs in connection with conducting a trade or business through a permanent establishment in Mexico. For the purposes of Mexican taxation, an individual is a resident of Mexico if he or she has established his or her home in Mexico, or if he or she has another household outside of Mexico, but his or her “center of vital interests” (as defined in the Federal Tax Code in Mexico) is located in Mexico. A person's “center of vital interests” is located in Mexico when, among other circumstances, more than 50.0% of that person's total income during a calendar year originates within Mexico. A legal entity is a resident of Mexico if it has its principal place of business or its place of effective administration in Mexico. A Mexican citizen is presumed to be a resident of Mexico unless they can prove otherwise. If a legal entity or an individual is deemed to have a permanent establishment in Mexico for tax purposes, all income attributable to such permanent establishment will be subject to Mexican taxation, in accordance with applicable tax laws.
25.5 Tax Considerations Relating to Units and ADSs
Taxation of dividends. Effective January 1, 2014, in accordance with Mexican income tax laws, dividends, whether in cash or in kind, paid to individuals or non-residents in Mexico, on the Series B shares and Series L shares underlying our units or ADSs, are subject to 10.0% withholding tax, or a lower rate if they are covered by a tax treaty. Profits that have been obtained and are subject to income tax before January 1, 2014 are exempt from this withholding.
Taxation of Disposals of ADSs or Units. As of January 1, 2014, gains from the sale or disposition of shares made on the Mexican Stock Exchange or other securities market approved in Mexico by individuals resident in Mexico will be subject to an income tax rate of 10.0%, and gains from the sale or disposal of interests made on the Mexican Stock Exchange or other approved securities market in Mexico individuals and legal entities that are not residents in Mexico will be subject to a withholding tax of 10.0% in Mexico. The cost at which the shares were acquired prior to January 1, 2014 is calculated using the average closing price per share over the last twenty-two days. If the closing price per share in the last twenty-two days is considered unusual compared to the closing prices in the last six months, then the calculation is made using the average closing price per share over the last six months. However, a holder who is eligible to claim the benefits of any tax treaty will be exempt from Mexican withholding tax on gains made on a sale or other disposition of units, provided certain additional requirements are met.
Gains on the sale or other disposition of shares or ADSs made in a transaction that is not carried out through the Mexican Stock Exchange or other approved securities market in Mexico would generally be subject to Mexican taxation, regardless of the nationality or residence of the transferor. However, under the Tax Treaty, a holder who is eligible to claim the benefits of the Tax Treaty will be exempt from Mexican tax on gains made on such sale or other disposition of units or ADSs, provided that the holder does not own, directly or indirectly, 25.0% or more of our total share capital (including units represented by ADSs) within the 12-month period preceding such sale or other sale and provided that the owner does not own, directly or indirectly, that the profits are not attributable to a permanent establishment or a fixed base in Mexico. Deposits of units in exchange for ADSs and withdrawals of units in exchange for ADSs will not give rise to Mexican taxes.
Other Mexican Taxes
There are no Mexican inheritance, gift or value-added taxes applicable to the ownership, transfer, exchange, or disposition of the ADSs or units, although free transfers of units may, in certain circumstances, cause a Mexican federal tax to be imposed on the recipient. There are no Mexican taxes or stamp, issuance, registration or similar duties that must be paid by the owners of the units.
25.6 BEPS Pillar II
In October 2021, the Organisation for Economic Co-operation and Development (OECD) and the G20 agreed on a Statement related to the "Base Erosion and Profit Shifting" (BEPS) plan, based on two Pillars aimed at addressing the tax challenges arising from the digital economy. The Second Pillar, through the "Global Anti-Base Erosion" rules (GloBE rules), seeks to establish a tax system that ensures that Multinational Groups that reach the threshold of 750 million euros of consolidated revenues pay a minimum tax of 15.0% in each jurisdiction in which they operate.
A supplemental tax must be calculated and paid in accordance with the applicable GloBE rules in order to achieve the minimum 15.0% per entity and per jurisdiction. According to the analysis of the GloBE rules carried out, it is concluded that the Company is the Ultimate Parent Entity (UPE) and may be required to determine and pay any complementary tax corresponding to the businesses it controls, depending on the applicable rule.
Brazil was one of the few countries in Latin America to enact formal Pillar Two legislation, adopting a QDMTT and adjusting its domestic fiscal framework to comply with GloBE rules.
In the rest of the Latin American countries where the Company operates, including Mexico, Colombia, Chile and others, the local regulations on Pillar Two had not yet been formally enacted, although most of these governments have expressed their intention to align with the international standard and are in the process of analysis, public consultation or preparation of legislation.
In relation to the European countries where the Company operates, it is relevant to note that: Austria has enacted Pillar 2 legislation (IIR, UTPR and QDMTT approved), Germany, as an EU Member State, Germany implemented the Pillar 2 Directive (effective for financial years beginning at the end of 2023), the Netherlands, implementation aligned with the EU Directive since 2024, Luxembourg also formally implemented Pillar 2 under the EU-Switzerland Directive (QDMTT since January 1, 2024; IIR from 2025), The Federal Council approved the ordinance to implement the QDMTT from January 1, 2024.
The Company remains attentive to the publication of specific regulations in each jurisdiction where it operates, especially considering that the entry into force of the "GloBE Information Return" will be mandatory for financial years beginning in 2026.
The Mexican tax authority, as of December 31, 2025, has not issued local rules related to the tax treatment of the Pillar Two Rules.
25.7 Income tax rates
The income tax rates in the countries where the Company operates as of December 31, 2025, 2024 and 2023 were as follows:

	2025	2024	2023
Mexico	30.0%	30.0%	30.0%
Guatemala	25.0%	25.0%	25.0%
Costa Rica	30.0%	30.0%	30.0%
Panama	25.0%	25.0%	25.0%
Nicaragua	30.0%	30.0%	30.0%
Colombia	35.0%	35.0%	35.0%
Argentina	35.0%	35.0%	35.0%
Brazil	34.0%	34.0%	34.0%
Chile	27.0%	27.0%	27.0%
Peru	29.5%	29.5%	29.5%
Ecuador	25.0%	25.0%	25.0%
Uruguay	25.0%	25.0%	25.0%
United States	21.0%	21.0%	21.0%
Switzerland	18.6%	18.6%	18.6%
The management currently has no reason to believe that the tax rates will change in the foreseeable future.
25.8 Income Tax
The major components of income tax expense for the years ended December 31, 2025, 2024 and 2023 are:

	2025		2024		2023
Current tax expense	Ps.	22,860	Ps.	24,552	Ps.	30,413
Deferred tax expense (benefit):
Origination and reversal of temporary differences		(4,564)		553		247
Utilization (benefit) of tax losses, net		1,660		2,299		(3,198)
Change in the statutory rate		—		(15)		(172)
Total deferred tax expense (benefit)		(2,904)		2,837		(3,123)
Total income taxes	Ps.	19,956	Ps.	27,389	Ps.	27,290
Total income taxes attributable to continued operation	Ps.	19,860	Ps.	25,433	Ps.	12,971
Total income taxes attributable to discontinued operation		96		1,956		14,319
	Ps.	19,956	Ps.	27,389	Ps.	27,290
Recognized in Consolidated Statement of Other Comprehensive Income (“OCI”)

Income tax related to items charged or
recognized directly in OCI during the period:	2025		2024		2023
Unrealized gain (loss) on cash flow hedges	Ps.	(1,035)	Ps.	801	Ps.	(355)
Exchange differences on translation of foreign operations		67		(1,895)		(1,951)
Remeasurements of the net defined benefit liability		(368)		(399)		11
Share of the other comprehensive income of equity method accounted investees		—		—		3,108
Total income tax expense (benefit) recognized in OCI	Ps.	(1,336)	Ps.	(1,493)	Ps.	813
A reconciliation between tax expense and income before income taxes and share of the profit or loss of associates and joint ventures accounted for using the equity method multiplied by the Mexican domestic tax rate for the years ended December 31, 2025, 2024 and 2023 is as follows:

	2025	2024	2023
Mexican statutory income tax rate	30.0%	30.0%	30.0%
Difference between book and tax inflationary values and translation effects	(3.2)%	(2.2)%	(1.7)%
Annual inflation tax adjustment	0.9%	0.4%	0.2%
Income tax at a rate other than Mexican statutory rates	0.1%	1.3%	0.9%
Non-deductible expenses	4.8%	3.3%	2.1%
Taxable (non-taxable) income	1.1%	1.1%	(3.2)%
Others	(0.1)%	0.1%	0.1%
Tax loss (recognition) write off (1) (2)	3.0%	3.4%	(3.3)%
Impairments	—%	2.5%	—%
Sale of investment of Heineken	—%	—%	1.2%
Consolidated Effective income tax rate	36.6%	39.9%	26.3%
Effective income tax rate from continued operations	36.4%	37.1%	22.7%
Effective income tax rate from discontinued operations	0.2%	2.8%	3.6%

(1)The majority related to tax loss generated in 2023 from a reorganization of the business at Health Division in Chile.
(2)In 2024 and 2025, the majority related to non-recoverable tax losses from the Company´s Spin business.
Deferred Income Tax Related to:

	Consolidated Statement				Consolidated
	of Financial Position as of				Income Statements
	December 31, 2025		December 31, 2024		2025		2024		2023
Expected credit losses	Ps.	(306)	Ps.	(818)	Ps.	506	Ps.	(635)	Ps.	(6)
Inventories		70		4		57		83		(1)
Other current assets		64		175		(120)		63		92
Property, plant and equipment, net		(8,386)		(7,780)		(350)		(1,540)		275
Right of use Assets		607		613		(302)		79		194
Investments in equity method accounted investees		388		741		(278)		793		74
Other assets		(78)		872		261		(650)		(884)
Finite useful lived intangible assets		(845)		41		(880)		(8)		145
Indefinite lived intangible assets		2,619		2,932		(478)		822		(2,161)
Post-employment and other long-term employee benefits		(948)		(851)		75		(77)		(79)
Derivative financial instruments		(298)		(206)		320		(41)		(577)
Provisions		(1,987)		(2,112)		(108)		1,400		(1,006)
Employee profit sharing payable		(924)		(1,128)		395		100		(56)
Tax loss carryforwards		(11,933)		(9,467)		(2,794)		4,719		(3,198)
Tax credits to recover (1)		128		(70)		199		256		(73)
Cumulative other comprehensive income		(921)		(69)		(901)		375		—
Other liabilities		(2,059)		(3,299)		1,622		(1,655)		(45)
Lease liabilities		(3,315)		(3,119)		(229)		(1,777)		(255)
Liabilities of amortization of goodwill of business acquisition		5,394		5,322		72		(252)		—
Deferred income tax					Ps.	(2,933)	Ps.	2,055	Ps.	(7,561)
Deferred tax income net recorded in share of the profit of equity method accounted investees						—		—		1,601
Deferred income tax, net					Ps.	(2,933)	Ps.	2,055	Ps.	(5,960)
Deferred tax discontinued operations					Ps.	29	Ps.	782	Ps.	2,838
Deferred income taxes, net	Ps.	(22,730)	Ps.	(18,219)
Deferred tax asset before reclassification to assets held for sale		(31,014)		(27,632)
Deferred tax asset from assets held for sale		—		720
Deferred tax assets	Ps.	(31,014)	Ps.	(26,912)
Deferred tax liability before reclassification to assets held for sale		8,284		9,077
Deferred tax liability from assets held from sale		—		(384)
Deferred tax liabilities	Ps.	8,284	Ps.	8,693

(1)Corresponds to income tax credits arising from dividends received from foreign subsidiaries to be recovered within the next ten years according to the Mexican Income Tax law.
Income tax related to Accumulated Other Comprehensive Income (“AOCI”)

Income tax related to items charged or
recognized directly in AOCI as of the year:	2025		2024
Unrealized gain on derivative financial instruments	Ps.	90	Ps.	1,125
Remeasurements of the net defined benefit liability		(988)		(620)
Exchange differences on translation of foreign operations		—		(67)
Gain on hedge of net investments in foreign operations		1,401		1,401
Total deferred tax loss related to AOCI	Ps.	503	Ps.	1,839
The changes in the balance of the net deferred income tax asset are as follows:

	2025		2024		2023
Balance at the beginning of the period	Ps.	(18,219)	Ps.	(20,227)	Ps.	(20,067)
Deferred tax provision for the period		(2,933)		2,055		(5,960)
Deferred tax income net recorded in share of the profit of equity method accounted investees		—		—		2
Acquisition of subsidiaries		—		—		1,871
Effects in equity:
Unrealized (gain) on cash flow hedges		(1,035)		801		(594)
Exchange differences on translation of foreign operations		(93)		18		1,002
Remeasurements of the net defined benefit liability		(368)		(399)		405
Retained earnings of equity method accounted investees		—		—		954
Restatement effect of the period and beginning balances associated with hyperinflationary economies		(82)		(803)		121
Related discontinued operations				336		2,039
Balance at the end of the period	Ps.	(22,730)	Ps.	(18,219)	Ps.	(20,227)
Tax Loss Carryforwards
The subsidiaries in Mexico, Colombia, Chile, Uruguay, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

	Tax Loss
Year	Carryforwards
2026	Ps.	1,078
2027		1,089
2028		1,198
2029		1,159
2030		4,154
2031		10,748
2032		157
2033		1,233
2034		178
2035 and thereafter		11,833
No expiration (Brazil and Colombia)		6,250
	Ps.	39,077
Considering all available evidence, including forecasts, business plans and strategic measures, as of December 31, 2025 and 2024 the Company has decided not to recognize a deferred income tax asset related to temporary differences not recognized in previous tax years. The amount of deferred income tax assets not recognized in previous tax years as of December 31, 2025 and 2024 were Ps. 2,810 and Ps 2,500, respectively.
As a result of the sale of Imbera and Torrey (Note 4.3.2), in December 31, 2024, the Company decided not to recognize a deferred income tax asset related to the tax loss generated by the disposal of its businesses to Ps. 282. The recovery of this tax loss is dependent on the generation of future earnings arising from the sale of investments in shares; therefore, the Company does not consider this tax loss recoverable and has not recognized the corresponding deferred tax asset.
The Company recorded certain goodwill balances due to business acquisitions that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of net operating losses (NOLs) in Brazil which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2025, the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2025		2024
Balance at beginning of the period	Ps.	31,292	Ps.	42,813
Derecognized		(6,605)		(8,874)
Increase (1)		16,559		6,115
Usage of tax losses		(2,755)		(10,747)
Translation effect of beginning balances		586		1,985
Balance at end of the period	Ps.	39,077	Ps.	31,292

(1)The recognition of tax loss carryforwards from previous years is shown under the item of increase, together with the tax loss carryforwards generated in the same years
Taxes associated with the payment of dividends
There were no withholding taxes associated with the payment of dividends in 2025, 2024 or 2023 by the Company to its shareholders.
Undistributed profits
The Company has determined that undistributed profits of its subsidiaries will not be distributed in the foreseeable future. As of December 31, 2025, 2024 and 2023, the unrecognized deferred tax liabilities associated with investments in subsidiaries, associates and joint ventures aggregate to Ps. 34,730, Ps. 31,261 and Ps. 19,307, respectively; and, as of December 31, 2025, 2024 and 2023, the unrecognized deferred tax assets associated with investments in subsidiaries in discontinued operations aggregate to Ps. 0, Ps. 1,472 and Ps. 0, respectively.